                                                                   EXHIBIT 10.20
                           AMENDMENT TO AGREEMENT BETWEEN
                             PACIFIC BASIN FOODS, INC.
                           AND RUBIO'S RESTAURANTS, INC.

This Amendment is entered into the 20th day of November, 1998, by and between Rubio's Restaurants Inc. (hereinafter referred to as "Buyer") and Pacific Basin Foods, Inc. (hereinafter referred to as "PBF").

                                      RECITALS

1. Buyer and PBF entered into a written agreement dated October 21, 1996, (hereinafter referred to as "Master Agreement") for the provision of purchase and distribution of certain food products, related supplies, and furniture, fixtures and equipment, all as specifically set forth in such Agreement, to Buyer by PBF.

2. By this Agreement, Buyer and PBF desire to amend the Master Agreement in the manner more particularly set forth herein as of the date first written above.

                                       TERMS

NOW THEREFORE, for and in consideration of the premises and the mutual promises contained herein, the parties hereto agree as follows:

3.   AMENDMENT OF MASTER AGREEMENT, ARTICLE I, SECTION 1(a) "TERM" AS FOLLOWS:

     The parties hereto mutually agree to extend the term of the Master Agreement for an additional period of one (1) year, commencing as of the date first written above, herein referred to as the "Effective Date", and expiring on January 19, 2000 (on the last Payment Due Date of the Attached Schedule).

4. AMENDMENT OF MASTER AGREEMENT, ARTICLE IV, SECTION 4(a) "BILLING FOR INVENTORY" AS FOLLOWS:

     The parties hereto mutually agree that payment for inventory other than Opportunistic Purchases and Furniture and Equipment, will be due from Buyer to PBF based upon the attached schedule of payment due dates. Buyer will make such payments *** or *** to *** , provided that the funds are
       ***   ***  by PBF  ***  , on the scheduled due dates.

5.   [Deleted]

6. AMENDMENT OF MASTER AGREEMENT, ARTICLE IV, SECTION 4(b) "BILLING FOR FURNITURE, FIXTURE AND EQUIPMENT" AS FOLLOWS:

     Billing for furniture, fixtures and equipment will be by invoice from PBF to Buyer on a restaurant by restaurant basis. PBF will invoice Buyer for furniture, fixture and equipment per contract amount ones the product is completed (i.e. final walkthrough if

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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     applicable).  Payment for furniture, fixtures and equipment shall be due from Buyer to PBF within 10 days of the final installation date of the
     original contract amount  ***  or *** , to  ***   , provided that the  ***
     ***   , on the due dates.  Any changes to the original contract (i.e. add ons) shall be billed separately from the original contract. All add ons and miscellaneous furniture, fixture and equipment purchases (i.e. other than new restaurant openings) by Buyer shall be payable within 10 days of the invoice date, and may be paid by any payment method (i.e. *** ).

7. AMENDMENT OF MASTER AGREEMENT, ARTICLE VII, SECTION 7(B) "FINANCIAL INFORMATION" AS FOLLOWS:

     Buyer shall provide PBF with  ***  , and will notify PBF of any material changes in the  ***  of Buyer's organization.  Furthermore, Buyer
     shall provide PBF                       ***
          ***       .

IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the date and year first written above.

PBF                                         BUYER

By:   /s/  Herschel Hendrickson            By:   /s/ James W. Stryker
    -----------------------------------        ---------------------------------
Its:     President                          Its:     Vice Pres.
    -----------------------------------        ---------------------------------



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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

                             Rubio's Restaurants, Inc.
               1999 Schedule of Payments Due: Pacific Basin Foods

                Rubio's                           For Deliveries
---------------------------------------------------------------------------------------------------------------------
Period                Acct. Week         Starting            Ending             ***                 ***
---------------------------------------------------------------------------------------------------------------------
1                     1                  12/28/98            01/03/99           ***                 1
1                     2                  01/04/99            01/10/99           ***                 2
1                     3                  01/11/99            01/17/99           ***                 3
1                     4                  01/18/99            01/24/99           ***                 4
2                     5                  01/25/99            01/31/99           ***                 5
2                     6                  02/01/99            02/07/99           ***                 6
2                     7                  02/08/99            02/14/99           ***                 7
2                     8                  02/15/99            02/21/99           ***                 8
3                     9                  02/22/99            02/28/99           ***                 9
3                     10                 03/01/99            03/07/99           ***                 10
3                     11                 03/08/99            03/14/99           ***                 11
3                     12                 03/15/99            03/21/99           ***                 12
3                     13                 03/22/99            03/28/99           ***                 13
4                     14                 03/29/99            04/04/99           ***                 14
4                     15                 04/05/99            04/11/99           ***                 15
4                     16                 04/12/99            04/18/99           ***                 16
4                     17                 04/19/99            04/25/99           ***                 17
5                     18                 04/26/99            05/02/99           ***                 18
5                     19                 05/03/99            05/09/99           ***                 19
5                     20                 05/10/99            05/16/99           ***                 20
5                     21                 05/17/99            05/23/99           ***                 21
6                     22                 05/24/99            05/30/99           ***                 22
6                     23                 05/31/99            06/06/99           ***                 23
6                     24                 06/07/99            06/13/99           ***                 24
6                     25                 06/14/99            06/20/99           ***                 25
6                     26                 06/21/99            06/27/99           ***                 26
7                     27                 06/28/99            07/04/99           ***                 27
7                     28                 07/05/99            07/11/99           ***                 28
7                     29                 07/12/99            07/18/99           ***                 29
7                     30                 07/19/99            07/25/99           ***                 30
8                     31                 07/26/99            08/01/99           ***                 31
6                     32                 08/02/99            08/08/99           ***                 32
8                     33                 08/09/99            08/15/99           ***                 33
8                     34                 08/16/99            08/22/99           ***                 34
9                     35                 08/23/99            08/29/99           ***                 35
9                     36                 08/30/99            09/05/99           ***                 36
9                     37                 09/06/99            09/12/99           ***                 37
9                     38                 09/13/99            09/19/99           ***                 38
9                     39                 09/20/99            09/26/99           ***                 39
10                    40                 09/27/99            10/03/99           ***                 40
10                    41                 10/04/99            10/10/99           ***                 41
10                    42                 10/11/99            10/17/99           ***                 42
10                    43                 10/18/99            10/24/99           ***                 43
11                    44                 10/25/99            10/31/99           ***                 44

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                             Rubio's Restaurants, Inc.
               1999 Schedule of Payments Due: Pacific Basin Foods


                Rubio's                           For Deliveries
---------------------------------------------------------------------------------------------------------------------
Period                Acct. Week         Starting            Ending             ***                 ***
---------------------------------------------------------------------------------------------------------------------
11                    45                 11/01/99            11/07/99           ***                 45
11                    46                 11/08/99            11/14/99           ***                 46
11                    47                 11/15/99            11/21/99           ***                 47
12                    48                 11/22/99            11/28/99           ***                 48
12                    49                 11/29/99            12/05/99           ***                 49
12                    50                 12/06/99            12/12/99           ***                 50
12                    51                 12/13/99            12/19/99           ***                 51
12                    52                 12/20/99            12/26/99           ***                 52

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
